SUMMARY PROSPECTUS

November 7, 2024

The Advisors’ Inner Circle Fund III

BROWN ADVISORY FLEXIBLE EQUITY ETF

Principal Listing Exchange: The NASDAQ Stock Market LLC

Ticker Symbol: BAFE

Investment Adviser:

Brown Advisory LLC

Investment Sub-Adviser:
Vident Asset Management

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.brownadvisory.com/etf/flexible-equity-fund. You can also get this information at no cost by calling 1-877-876-6383, by sending an e-mail request to BrownAdvisoryETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 7, 2024, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Brown Advisory Flexible Equity ETF

Investment Objective

The Brown Advisory Flexible Equity ETF (the “Fund”) seeks to achieve long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.65%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.11)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.54%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
[2]

Brown Advisory LLC (the “Adviser” or “Brown Advisory”) has contractually agreed to waive fees and/or to reimburse certain expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization, and non-routine expenses) (collectively, “excluded expenses”)) from exceeding 0.54% of the average daily net assets of the Fund until January 31, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon sixty (60) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$55	$197

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”). Under normal conditions, Brown Advisory LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in a portfolio of equity securities issued by large, middle, and small capitalization companies that the Adviser believes have strong, or improving, long-term business characteristics and share prices that do not reflect certain favorable fundamental attributes. Such attributes include what the Adviser believes are favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation. Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), other ETFs, and business development companies (“BDCs”). The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and BDCs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 15% of its net assets in foreign securities, including emerging markets.

The Adviser follows an investment philosophy referred to as “flexible equity.” Flexibility allows the Adviser to implement both growth and value styles and look across market cap ranges, expanding the bargain hunting concepts of value investing to a broader range of opportunities. The Adviser emphasizes individual security selection based on identifying long-term attractive businesses, i.e., those with significant desirable traits and few or no undesirable traits, when they are available at what the Adviser considers to be bargain prices. Desirable traits include favorable business economics supported by enduring competitive advantages, capable and trustworthy management, positive industry dynamics and sensible capital allocation. The Adviser believes that bargain prices most often arise in the stock market due to short-term investor perceptions or temporary business challenges creating undue price declines and price recovery potential, or unrecognized favorable prospects within a business or changes for the better in company management or industry conditions.

The sale of a company’s equity securities may arise if the securities’ market price exceeds the Adviser’s estimate of intrinsic value, if the ratio of risk and rewards of continuing to own the company’s equity is no longer attractive (i.e., the Adviser believes the downside return potential exceeds the upside return potential when considering the range of estimated future security prices), or if the Adviser needs to raise cash to purchase a more attractive investment opportunity, satisfy net redemptions, or other purposes.

The Adviser’s Process — Purchasing Portfolio Securities. The Adviser uses a research-intensive security selection process. Many characteristics of the underlying company are analyzed prior to purchasing its security in the Fund’s portfolio. These include:

●	A company’s market position and competitive advantages;

●	Its current and potential financial strength;

●	Its earnings and free cash flow; and

●	The effectiveness of its management team.

The Adviser believes a company’s market position and future market share are material to driving the growth of revenue, earnings, and free cash flows, and that future earnings and future free cash flows per share are drivers of a company’s stock return potential. These factors, along with the current share price, are considered in the Fund’s security selection process.

The Adviser also considers sustainable investment research provided by the research analysts or via third-party data, in its investment decision-making process where such research is considered by the Adviser to be material to long-term performance. The nature of the specific criteria considered will vary depending on the relevance to the security’s business model. Investment risks and/or opportunities related to criteria such as climate change, natural capital, or human capital may be considered. Where this analysis is taken into account, the Adviser assesses what it believes are relevant qualitative or quantitative information in combination with fundamental analysis. When considered, the data sources that inform sustainable investment research may include, though are not necessarily limited to, company disclosures, third-party data, expert networks, or industry publications. Third-party data providers are generally aggregators of sustainability data including but not limited to, climate, human capital, and governance data sets. Securities are not required to meet any minimum sustainable investment criteria; rather sustainable investment research is one of many considerations in security selection.

The Adviser constructs its portfolio one security at a time in seeking those with the best long-term potential, and may express its conviction in its favorite holdings through increased weightings. The Adviser does not limit its investments to securities of a particular market cap range but the focus is generally on companies with market capitalizations greater than $2 billion at the time of purchase.

The Adviser’s Process — Selling Portfolio Securities. The Adviser regularly monitors companies in the Fund’s portfolio to determine if their stock price and future prospects continue to appear attractive or if they are beginning to show signs of deterioration. The Adviser may sell a security or reduce its position if:

●	The security has reached a price whereby its risk/reward characteristics are not as favorable;

●	A company’s fundamentals are deteriorating to the point where the original investment thesis for owning the stock is no longer intact; or

●	A better opportunity has been identified.

Under normal circumstances, the Adviser is a long-term investor with holding periods for securities of one to five years, therefore on average, the annual portfolio turnover is not expected to be high. The Fund will generally hold securities of between 30 to 50 issuers.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk — Shares of the Fund may trade on The NASDAQ Stock Market LLC (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over—the—counter or listed on an exchange.

Value Style Risk — The Adviser’s value investment style may increase the risks of investing in the Fund. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

New Fund Risk — Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investments in Investment Company Risk — When the Fund invests in an investment company, including closed—end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed—end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value (“NAV”). As a result, a closed—end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income—producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Depositary Receipts Risk — Investments in depositary receipts, such as ADRs, may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Preferred Stock Risk — Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.brownadvisory.com/etf/flexible-equity-fund or by calling toll-free to 1-877-876-6383.

Investment Adviser

Brown Advisory LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Asset Management serves as the sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Brown Advisory LLC

Maneesh Bajaj, CFA, has served as the portfolio manager of the Fund since its inception in 2024

Vident Asset Management

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2024.

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.brownadvisory.com/etf/flexible-equity-fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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